                                                                      EXHIBIT 24
                                                                      ----------

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                                /s/ LESLIE H. WEXNER
                                                --------------------
                                                Leslie H. Wexner

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                             /s/ ABIGAIL S. WEXNER
                                             ---------------------
                                             Abigail S. Wexner

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ MARTIN TRUST
                                            ----------------
                                            Martin Trust

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ EUGENE M. FREEDMAN
                                            ----------------------
                                            Eugene M. Freedman

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ E. GORDON GEE
                                            -----------------
                                            E. Gordon Gee

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ LEONARD A. SCHLESINGER
                                            --------------------------
                                            Leonard A. Schlesinger

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



     The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ DAVID T. KOLLAT
                                            -------------------
                                            David T. Kollat

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ ALEX SHUMATE
                                            ----------------
                                            Alex Shumate

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ DONALD B. SHACKELFORD
                                            -------------------------
                                            Donald B. Shackelford

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ ALLAN R. TESSLER
                                            --------------------
                                            Allan R. Tessler

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ RAYMOND ZIMMERMAN
                                            ---------------------
                                            Raymond Zimmerman

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                                THE LIMITED, INC.



        The undersigned officer and/or director of The Limited, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 2, 2002 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the 1st day of February, 2002.

                                            /s/ V. ANN HAILEY
                                            -----------------
                                            V. Ann Hailey